EXHIBIT 10.20

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this "Agreement") entered into on August 31, 2009 but made effective as of July 31, 2009 (the "Effective Date") is among Boots & Coots Services, LLC, a Texas limited liability company (the "Borrower"), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as issuing lender (in such capacity, the “Issuing Lender”), and as swing line lender (in such capacity, the "Swing Line Lender").

INTRODUCTION

A.            The Borrower, Boots & Coots, Inc. (f/k/a Boots & Coots International Well Control, Inc.), a Delaware corporation (the "Parent"), the Administrative Agent, the Issuing Lender, the Swing Line Lender, and lenders party thereto from time to time (the "Lenders") are parties to that certain Credit Agreement dated as of February 10, 2009, as amended by that certain Amendment No. 1 to Credit Agreement dated effective as of August 14, 2009 (as the same may be amended, restated or modified from time to time, the "Credit Agreement").

B.             The Borrower, the Administrative Agent, Issuing Lender, Swing Line Lender, and Lenders wish to, subject to the terms and conditions of this Agreement, make certain amendments to the Credit Agreement as provided for herein in.

THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term "including" means "including, without limitation,".  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.               Amendment to Credit Agreement.

(a)           Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined term to appear in alphabetical order therein:

"Subject Account Debtor" means (a) Harouge Oil Operations B.V. T/AS: Veba Oil and (b) Sonatrach STE Nationale De Transports STE Nationale De Transports ET Commercialisation Des Hydrocarbures; provided that, neither of these entities shall be considered Subject Account Debtors from and after October 31, 2009 unless otherwise consented to by the Administrative Agent and the Majority Lenders.

(b)           The defined term "Eligible Receivables" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing clause (b) and clause (i) therein their entirety with the following corresponding clauses:

(b) such Receivable has been billed substantially in accordance with billing practices of such Credit Party in effect on the Closing Date and such Receivable is not unpaid for more than 90 days from the date of the invoice (other than such Receivables from Subject Account Debtors which shall not be unpaid for more than 120 days from the date of the invoice);

(i)            (x) such Receivable is not due from a Foreign Account Debtor (other than the Subject Account Debtors, if any) that has at any time more than 35% of its aggregate Receivables owed to any Credit Party more than 90 days past due; or (y) such Receivable is not due from a Subject Account Debtor, if any, that has at any time more than 35% of its aggregate Receivables owed to any Credit Party more than 120 days past due;

(c)            Exhibit B – Form of Borrowing Base Certificate to the Credit Agreement is replaced in its entirety with the corresponding Exhibit B attached hereto.

Section 4.              Representations and Warranties.  Each Credit Party hereby represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Credit Party and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Credit Parties' obligations under the Credit Documents.

Section 5.              Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the Administrative Agent's receipt of multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Majority Lenders.

Section 6.               Acknowledgments and Agreements.

(a)            Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)            Borrower, each Guarantor, Administrative Agent, Issuing Lender, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the Guaranty, are not impaired in any respect by this Agreement.

(c)            This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.              Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 8.              Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 9.               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.             Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.             Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.             Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWER:
BOOTS & COOTS SERVICES, LLC

By:	/s/ CARY BAETZ
Cary Baetz
Chief Financial Officer

GUARANTORS:

BOOTS & COOTS, INC.
BOOTS & COOTS SERVICES, INC.
BOOTS & COOTS SPECIAL SERVICES, INC.
ELMAGCO, INC.
HELL FIGHTERS, INC.
IWC ENGINEERING, INC.
HWC LIMITED
SNUBCO USA INC.
STASSCO HOLDINGS, INC.
STASSCO PRESSURE CONTROL, L.L.C.
J.W. WRIGHT, INC.

Each by:	/s/ CARY BAETZ
Cary Baetz
Chief Financial Officer

Signature Page to Amendment No. 2 to Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER
AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, Issuing Lender, and Swing Line Lender

By:	/s/ MICHAEL W. NYGREN
Name:	Michael W. Nygren
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Revolving Lender and a Term Lender

By:	/s/ MICHAEL W. NYGREN
Name:	Michael W. Nygren
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA
as a Revolving Lender and a Term Lender

By:	/s/ JAY T. SARTAIN
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A.
as a Revolving Lender and a Term Lender

By:	/s/ GARY L. MINGLE
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

EXHIBIT B
FORM OF BORROWING BASE CERTIFICATE

[date]

Wells Fargo Bank, N.A.
1740 Broadway, MAC C7300-034
Denver, CO 80209
Attn:  Syndication Agent
Telephone:  (303) 863-5378
Telecopy:  (303) 863-5533

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of February 10, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time-to-time, the "Credit Agreement") among Boots & Coots Services, LLC, a Texas limited liability company (the "Borrower"), Boots & Coots International Well Control, Inc., a Delaware corporation (the "Parent"), the lenders party thereto from time to time, and Wells Fargo Bank, N.A., as an administrative agent (in such capacity, the "Administrative Agent"), the swing line lender, and the issuing lender.  Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Credit Agreement.

The Parent hereby certifies that:

(a)            the undersigned has no knowledge of any Defaults in the observance of any of the provisions in the Credit Agreement which existed as of _______________ or which exist as of the date of this letter;

(b)            the amounts and calculations regarding the Borrowing Base set forth in Sections A and B on the attached Schedule A and on the accompanying supporting reports and schedules attached hereto were true and correct as of ___________________;

(c)            as of the date hereof the amounts and calculations set forth in Section C and D of the attached Schedule A are true and correct; and

(d)           the Receivables included in the Borrowing Base as calculated in Schedule A (i) conform, in all material respects, to the representations and warranties in Article 4 of the Credit Agreement and the other Security Documents, to the extent such provisions are applicable to Receivables, (ii) are encumbered by an Acceptable Security Interest and subject to no other Liens (other than Permitted Liens), and (iii) are, otherwise, Eligible Receivables, as required under the Credit Agreement.

Exhibit B – Form of Borrowing Base Certificate

Very truly yours,

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

By:
Name:
Title:

BOOTS & COOTS SERVICES, LLC

By:
Name:
Title:

Exhibit B – Form of Borrowing Base Certificate

SCHEDULE A
BORROWING BASE CALCULATION
AVAILABILITY CALCULATION

As of [DATE]:

A.	DOMESTIC ELIGIBLE RECEIVABLES

1.	Receivables1 of Credit Parties owing by a
Domestic Account Debtor for goods sold or
services rendered by such Credit Parties	$ ____________________

minus

2.	(without duplication) the sum of Receivables which are:

a.	unpaid for more than 90 days from the due date of the original invoice	$__________
b.	not created in the ordinary course of business	$__________
c.	not a legal, valid and binding payment obligation of the account debtor	$__________
d.
Receivables that the Parent or its Subsidiaries do not have good and indefeasible title or the Administrative Agent does not hold an Acceptable Security Interest in such Receivables or such Receivables are subject to any third party's rights (including Permitted Liens) which would be superior to the Lien and rights of the Administrative Agent
$__________
e.	evidenced by chattel paper, promissory note or other instrument (other than an invoice)	$__________
f.
owed by an account debtor to the extent that such account debtor could or does claim any set-offs, counterclaims, defenses, allowances or adjustments or there has been a dispute, objection or complaint by the account debtor concerning its liability for such Account Receivable
$__________
g.	owed by an account debtor located in any jurisdiction which requires filing of a "Notice of Business Activities Report" or other similar report	$__________
h.	Receivables not denominated in Dollars	$__________
i.	owed by a Domestic Account Debtor to the extent that the Receivables of such account debtor exceeds in the aggregate an amount equal to 15% of the aggregate Eligible Receivables	$__________
j.	due from the United States government, any state or municipal government or any agency of any of same	$__________
k.	due from a Domestic Account Debtor that has at any time more than 25% of its aggregate Receivables owed to any Credit Party more than 90 days past due	$__________
l.
due from an account debtor that the Credit Parties do not deem to be creditworthy, or is the subject of a proceeding under the United States Bankruptcy Code or any similar proceeding, or is known by any Credit Party as being bankrupt, insolvent or otherwise unable to pay its debts as they become due
$__________

____________________________

1 "Receivables" means, at any date of determination thereof, the unpaid portion of the obligation, as stated on the invoice or other writing of a customer of a Person.

Exhibit B – Form of Borrowing Base Certificate

m.	due from any Credit Party, Affiliate of a Credit Party, or director, officer or employee of a Credit Party or Affiliate of a Credit Party	$__________
n.	the result of a credit balancing relating to a Receivable more than 90 days past the invoice date	$__________
o.	related to work-in-progress, finance or service charges or payments of interest	$__________
p.	designated as uncollectible or have been written off the books of any Credit Party	$__________
q.	subject to reductions other than discounts and adjustments given in the ordinary course of business	$__________
r.	newly created, resulting from the unpaid portion of a partially paid Receivable	$__________
s.	otherwise deemed ineligible by the Administrative Agent in its reasonable credit judgment consistent with its past practices	$__________
	TOTAL:	$__________

3.	Total Domestic Eligible Receivables = (1) – (2) =	$__________

B.	FOREIGN ELIGIBLE RECEIVABLES

1.	Receivables of Credit Parties owing by a
Foreign Account Debtor for goods sold or
services rendered by such Credit Parties	$ ____________________

minus

2.	(without duplication) the sum of Receivables which are:

a.	not backed by either a Foreign Credit Insurance policy2 or a Letter of Credit3	$__________
b.	unpaid for more than 90 days from the due date of the original invoice (other than Receivables owing from Subject Account Debtors4, if any)	$__________
c.	unpaid for more than 120 days from the due date of the original invoice with respect to Receivables owing from Subject Account Debtors
d.	not created in the ordinary course of business	$__________
e.	not a legal, valid and binding payment obligation of the account debtor	$__________
f.
Receivables that the Parent or its Subsidiaries do not have good and indefeasible title or the Administrative Agent does not hold an Acceptable Security Interest in such Receivables or such Receivables are subject to any third party's rights (including Permitted Liens) which would be superior to the Lien and rights of the Administrative Agent
$__________

____________________________

2 Such Foreign Credit Insurance Policy must be (i) issued by an insurer and covering such risks, in each case, acceptable to the Administrative Agent, (ii) in an amount which covers all such Eligible Receivables, both individually and in the aggregate, and (iii) assigned to the Administrative Agent pursuant to documentation acceptable to the Administrative Agent.  Further, the insurer of the Foreign Credit Insurance Policy must have accepted the assignment to the Administrative Agent pursuant to documentation acceptable to the Administrative Agent.

3 Such Letter of Credit must be (i) in such amount, (ii) issued by an issuer and (iii) in form and substance, in each case satisfactory to the Administrative Agent, and the Administrative Agent must have a perfected, first priority Lien in such Letter of Credit.

4 "Subject Account Debtor" means (a) Harouge Oil Operations B.V. T/AS: Veba Oil and (b) Sonatrach STE Nationale De Transports STE Nationale De Transports ET Commercialisation Des Hydrocarbures; provided that, neither of these entities shall be considered Subject Account Debtors from and after October 31, 2009 unless otherwise consented to by the Administrative Agent and the Majority Lenders.

Exhibit B – Form of Borrowing Base Certificate

g.	evidenced by chattel paper, promissory note or other instrument (other than an invoice)	$__________
h.
owed by an account debtor to the extent that such account debtor could or does claim any set-offs, counterclaims, defenses, allowances or adjustments or there has been a dispute, objection or complaint by the account debtor concerning its liability for such Account Receivable
$__________
i.	owed by an account debtor located in any jurisdiction which requires filing of a "Notice of Business Activities Report" or other similar report	$__________
j.	Receivables not denominated in Dollars	$__________
k.	due from the United States government, any state or municipal government or any agency of any of same	$__________
l.	due from a Foreign Account Debtor (other than Subject Account Debtors, if any) that has at any time more than 35% of its aggregate Receivables owed to any Credit Party more than 90 days past due	$__________
m.	due from Subject Account Debtors, if any, that has at any time more than 35% of its aggregate Receivables owed to any Credit Party more than 120 days past due
n.
due from an account debtor that the Credit Parties do not deem to be creditworthy, or is the subject of a proceeding under the United States Bankruptcy Code or any similar proceeding, or is known by any Credit Party as being bankrupt, insolvent or otherwise unable to pay its debts as they become due
$__________
o.	due from any Credit Party, Affiliate of a Credit Party, or director, officer or employee of a Credit Party or Affiliate of a Credit Party	$__________
p.	the result of a credit balancing relating to a Receivable more than 90 days past the invoice date	$__________
q.	related to work-in-progress, finance or service charges or payments of interest	$__________
r.	designated as uncollectible or have been written off the books of any Credit Party	$__________
s.	subject to reductions other than discounts and adjustments given in the ordinary course of business	$__________
t.	newly created, resulting from the unpaid portion of a partially paid Receivable	$__________
u.	otherwise deemed ineligible by the Administrative Agent in its reasonable credit judgment consistent with its past practices	$__________
v.	if backed by a Foreign Credit Insurance Policy, amount thereof that exceeds the applicable Account Debtor Limit5	$__________
w.	if backed by a Foreign Credit Insurance Policy, amount thereof that exceeds the Maximum Policy Limit6	$__________
	TOTAL:	$__________

____________________________

5 Account Debtor Limit for any particular Foreign Account Debtor is equal to (a) the credit limit applied to such particular Foreign Account Debtor by the insurer minus (b) all claims (whether paid or outstanding) submitted to such insurer which may be applied against such credit limit.

6 Maximum Policy Limit means (A) the per annum maximum liability amount for a foreign credit insurance policy imposed by the insurer minus (B) all claims (whether paid or outstanding) submitted to such insurer which may be applied against such per annum maximum liability amount.

Exhibit B – Form of Borrowing Base Certificate

3.	Total Foreign Eligible Receivables = (1) – (2) =	$__________

C.  BORROWING BASE

1.	A.3. x 80%	= $__________
2.	B.3. x 80%	= $__________

3.	Borrowing Base = C.1 + C.2.	= $__________

D.  AVAILABILITY

1.	Aggregate outstanding amount of all Swing Line Advances	= $__________
2.	Aggregate outstanding amount of all Revolving Advances	= $__________
3.	Aggregate outstanding undrawn amount of Letters of Credit	= $__________
4.	Aggregate unpaid amount of all payment obligations under
drawn Letters of Credit	= $__________
5.	Lesser of (a) Borrowing Base (See C.3 above) and
(b) the aggregate Revolving Commitments	= $__________

6.	Availability = D.5. – (D.1 + D.2+ D.3 + D.4)	= $__________

Exhibit B – Form of Borrowing Base Certificate

[Please attach each of the following as a separate schedule:

(a) an accounts payable aging report for each Credit Party with grand totals,

(b) an aging report for accounts receivable (owing by Domestic Account Debtors) for each Credit Party, with grand totals,

(c) an aging report for accounts receivable (owing by Foreign Account Debtors) for each Credit Party, with grand totals,

(d) an activity and dilution report showing the beginning of month balance, cash collections, credit memos issued and ending balance for accounts receivable, and

(e) a schedule of credit memo totals from sales order reports]

Exhibit B – Form of Borrowing Base Certificate